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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               DECEMBER 11, 2000
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                                 Date of Report

                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


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
                 CALIFORNIA                             000-25331                         91-1788300
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(State or other jurisdiction of incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)
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                 320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)


                                 (415) 808-8800
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On December 6, 2000, Critical Path, Inc., a California corporation and the registrant herein, announced that Lawrence P. Reinhold will be succeeding Mark J. Rubash as Executive Vice President and Chief Financial Officer of Critical Path.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

EXHIBIT NO.        DESCRIPTION
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   99.1            Press release of Critical Path, Inc. dated December 6, 2000


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRITICAL PATH, INC.

Date: December 11, 2000                 /s/ DAVID A. THATCHER
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                                        David A. Thatcher
                                        President and
                                        Acting Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 11, 2000

Exhibit                           Description
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  99.1          Press Release of Critical Path, Inc. dated December 6, 2000


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